UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2019

Fastenal Company
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard, Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (507) 454-5374

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act
(17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 23, 2019, Fastenal Company (the 'Company') held its annual meeting of shareholders (the 'Annual Meeting') in Winona, Minnesota. As of the record date for the Annual Meeting, there were 286,158,262 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. There were 258,981,615 shares of Common Stock represented in person or by proxy at the Annual Meeting; therefore, a quorum was present. The following is a brief summary of each matter voted upon at the Annual Meeting:

•
Proposal #1 – Election of directors. The election of a board of directors consisting of ten members to serve until the next regular meeting of shareholders or until their successors have been elected and qualified. The voting results were as follows:

Names of Directors	Total Number of Votes For	Total Number of Votes Against	Total Number of Votes Abstaining
Willard D. Oberton	220,784,534	1,994,456	861,492
Michael J. Ancius	209,289,866	13,782,259	568,357
Michael J. Dolan	216,190,812	6,044,898	1,404,772
Stephen L. Eastman	221,568,154	1,322,867	749,461
Daniel L. Florness	222,424,268	791,413	424,801
Rita J. Heise	222,155,533	753,248	731,701
Darren R. Jackson	222,140,474	714,545	785,463
Daniel L. Johnson	221,577,893	1,276,212	786,377
Scott A. Satterlee	220,956,254	2,218,215	466,013
Reyne K. Wisecup	220,149,241	3,068,513	422,728
There were 35,341,133 broker non-votes.
Based on the votes set forth above, all of the foregoing persons were elected to serve until the next regular meeting of shareholders or until their successors have been elected and qualified.

•	Proposal #2 – Ratification of appointment of independent registered public accounting firm for the year ending December 31, 2019. The voting results were as follows:

For	Against	Abstain
253,337,298	5,164,483	479,834
Based on the votes set forth above, the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019 was ratified by our shareholders.

•
Proposal #3 – An advisory vote on a non-binding resolution to approve the compensation of Fastenal’s named executive officers as disclosed in the proxy statement for the 2019 Annual Meeting. The voting results were as follows:

For	Against	Abstain
211,750,495	9,555,653	2,334,334
There were 35,341,133 broker non-votes.
Based on the votes set forth above, the resolution for the approval, on an advisory basis, of the compensation of our named executive officers was adopted by our shareholders.
•Proposal #4 – Consideration of a shareholder proposal related to diversity reporting. The voting results were as follows:

For	Against	Abstain
91,427,002	129,247,486	2,965,994
There were 35,341,133 broker non-votes.
Based on the votes set forth above, the shareholder proposal related to diversity reporting was not approved by our shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTENAL COMPANY

Date: April 24, 2019	By:	/s/ Sheryl A. Lisowski

Sheryl A. Lisowski
Controller, Chief Accounting Officer, and Treasurer